Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER

PURSUANT TO

18 U.S. C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I Joshua R. Disbrow, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002, that, to my knowledge, the Quarterly Report on Form 10‑Q/A of Aytu BioPharma, Inc. for the fiscal quarter ended September 30, 2022 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report on Form 10‑Q fairly presents, in all material respects, the financial condition and results of operations of Aytu BioPharma, Inc.

Date: February 21, 2023

	By:	/s/ Joshua R. Disbrow
Joshua R. Disbrow
Chief Executive Officer (Principal Executive Officer)

I Mark Oki, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002, that, to my knowledge, the Quarterly Report on Form 10‑Q/A of Aytu BioPharma, Inc. for the fiscal quarter ended September 30, 2022 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report on Form 10‑Q fairly presents, in all material respects, the financial condition and results of operations of Aytu BioPharma, Inc.

Date: February 21, 2023

	By:	/s/ Mark Oki
Mark Oki
Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)